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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 2, 2004

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                       1-12387                76-0515284
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation                 File Number)          of Incorporation
      or organization)                                      Identification No.)



           500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS          60045
             (Address of Principal Executive Offices)         (Zip Code)




       Registrant's telephone number, including area code: (847) 482-5000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 2, 2004, Tenneco Automotive Inc. issued a press release announcing that it had commenced an offer to exchange up to $125 million principal amount of 10.25% Senior Secured Notes due 2013, which have been registered under the Securities Act of 1933, for a like amount of the Company's existing 10.25% Senior Secured Notes due 2013, which were issued on December 12, 2003 in a private placement. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.        Description
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99.1              Press release issued June 2, 2004.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TENNECO AUTOMOTIVE INC.


Date:  June 2, 2004                           By:  /s/ Kenneth R. Trammell
                                                 ----------------------------
                                                  Kenneth R. Trammell
                                                  Senior Vice President and
                                                  Chief Financial Officer


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EXHIBIT INDEX

         Exhibit Number    Description

         99.1              Press Release, dated June 2, 2004